UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2009

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, CA 94404

(650) 513-7000

(Addresses, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On June 9, 2009, Equinix, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule II thereto (the “Underwriters”), relating to the sale by the Company of $325,000,000 aggregate principal amount of its 4.75% Convertible Subordinated Notes due 2016 (the “Notes”) pursuant to the Company’s effective Registration Statement on Form S-3 (No. 333-159811), including the prospectus contained therein dated June 9, 2009 filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended. In addition, the Company has granted the Underwriters an over-allotment option to purchase up to an additional $48.75 million aggregate principal amount of the Notes on the same terms and conditions.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Underwriters or their affiliates have performed investment banking, commercial banking and advisory services for the Company from time to time for which they have received customary fees and expenses. Specifically, Citigroup Global Markets Inc. was the sole book-running manager of the offering of the Company’s 2.50% Convertible Subordinated Notes due 2012 and 3.00% Convertible Subordinated Notes due 2014 and one of the initial purchasers of the Company’s 2.50% Convertible Subordinated Debentures due 2024. In addition, the Company entered into capped call transactions with certain of the Underwriters or their affiliates, as further described below. The Underwriters or their affiliates may also, from time to time in the future, engage in transactions with and perform services for the Company in the ordinary course of their business. Furthermore, certain of the Underwriters or their affiliates are the Company’s customers. Goldman, Sachs & Co. and/or its affiliates beneficially owned more than 10% of the Company’s common stock prior to the closing of this offering.

Indenture

On June 12, 2009, the Company issued the Notes pursuant to an indenture (the “Indenture”), dated as of June 12, 2009, between the Company and U.S. Bank National Association, as trustee. The Notes will be unsecured, subordinated obligations of the Company and interest will be payable semi-annually at a rate of 4.75% per year. The Notes will be convertible subject to certain conditions at an initial conversion rate of 11.8599 shares of the Company’s common stock per $1,000 principal amount of the Notes (representing an initial conversion price of approximately $84.32 per share of the Company’s common stock), subject to adjustment in certain circumstances. This represents approximately a 17.5% premium to the last reported sale price of the Company’s common stock on the NASDAQ Global Select Market on June 8, 2009. The Company will be entitled to settle any such conversion by delivery of cash, shares of the Company’s common stock or a combination of cash and shares. Holders of the Notes may require the Company to purchase all or a portion of their Notes at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest, in cash, upon the occurrence of certain fundamental changes involving the Company. In addition, if certain fundamental changes occur, the Company may be required in certain circumstances to increase the conversion rate for any of the Notes converted in connection with such fundamental change by a specified number of shares of the Company’s common stock.

The description of the Indenture contained herein is qualified in its entirety by reference to the Indenture attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Capped Call Confirmations

In connection with the issuance of the Notes, the Company entered into capped call transactions (the “Capped Call Confirmations”) with certain of the Underwriters or their affiliates. The Capped Call Confirmations cover, subject to customary antidilution adjustments, approximately 3.9 million shares of the Company’s common stock, assuming the Underwriters do not exercise their over-allotment option. If the Underwriters exercise their over-allotment option to purchase additional Notes, the Company will enter into additional Capped Call Confirmations. The Capped Call Confirmations have cap prices approximately 60% higher than the closing price of the Company’s common stock on June 8, 2009. The cost of the Capped Call Confirmations was approximately $43.2 million, assuming the Underwriters do not exercise their over-allotment option.

The description of the Capped Call Confirmations contained herein is qualified in its entirety by reference to the Capped Call Confirmations attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 above and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

1.1	Underwriting Agreement dated June 9, 2009 among Equinix, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule II thereto.

4.1	Indenture dated as of June 12, 2009 between Equinix, Inc. and U.S. Bank National Association, as trustee.

4.2	Form of 4.75% Convertible Subordinated Note due 2016 (included in Exhibit 4.1).

10.1	Confirmation for Base Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and Deutsche Bank AG, London Branch.

10.2	Confirmation for Additional Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and Deutsche Bank AG, London Branch.

10.3	Master Terms and Conditions for Capped Call Transactions dated as of June 9, 2009 between Equinix, Inc. and Deutsche Bank AG, London Branch.

10.4	Confirmation for Base Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.5	Confirmation for Additional Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.6	Master Terms and Conditions for Capped Call Transactions dated as of June 9, 2009 between Equinix, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.7	Confirmation for Base Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and Goldman, Sachs & Co.

10.8	Confirmation for Additional Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and Goldman, Sachs & Co.

10.9	Master Terms and Conditions for Capped Call Transactions dated as of June 9, 2009 between Equinix, Inc. and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 12, 2009	EQUINIX, INC.

	By:	/s/ Keith D. Taylor
Keith D. Taylor
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement dated June 9, 2009 among Equinix, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule II thereto.

4.1	Indenture dated as of June 12, 2009 between Equinix, Inc. and U.S. Bank National Association, as trustee.

4.2	Form of 4.75% Convertible Subordinated Note due 2016 (included in Exhibit 4.1).

10.1	Confirmation for Base Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and Deutsche Bank AG, London Branch.

10.2	Confirmation for Additional Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and Deutsche Bank AG, London Branch.

10.3	Master Terms and Conditions for Capped Call Transactions dated as of June 9, 2009 between Equinix, Inc. and Deutsche Bank AG, London Branch.

10.4	Confirmation for Base Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.5	Confirmation for Additional Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.6	Master Terms and Conditions for Capped Call Transactions dated as of June 9, 2009 between Equinix, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.7	Confirmation for Base Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and Goldman, Sachs & Co.

10.8	Confirmation for Additional Capped Call Transaction dated as of June 9, 2009 between Equinix, Inc. and Goldman, Sachs & Co.

10.9	Master Terms and Conditions for Capped Call Transactions dated as of June 9, 2009 between Equinix, Inc. and Goldman, Sachs & Co.